SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _____________________

                                   FORM 8-K
                             _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-32143

                         Date of Report: July 18, 2006


                             GS ENERGY CORPORATION
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            (Exact name of registrant as specified in its charter)


          Delaware                                      33-0895699
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      (State of other jurisdiction of                (IRS Employer
       incorporation or organization                  Identification No.)


          One Penn Plaza, Suite 1612, New York, NY        10019
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          (Address of principal executive offices)      (Zip Code)

                                 (212) 994-5374
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               (Registrant's telephone number including area code)

                               Inseq Corporation
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                   (Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation

Effective on July 18, 2006, the Corporation filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Incorporation. The amendment changed the name of the corporation to "GS Energy Corporation."

Item 9.01  Financial Statements and Exhibits

Exhibits

3-a	Certificate of Amendment of Certificate of Incorporation filed on
        July 17, 2006, effective on July 18, 2006 at 6:00 p.m. Eastern Standard Time.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GS ENERGY CORPORATION

                                      By: /s/ Kevin Kreisler
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                                      Kevin Kreisler, Chief Executive Officer